EATON VANCE CALIFORNIA MUNICIPAL INCOME FUND
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME FUND
EATON VANCE NEW YORK MUNICIPAL INCOME FUND
EATON VANCE OHIO MUNICIPAL INCOME FUND
EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND
Supplement to Statement of Additional Information dated February 1, 2011

1. The following replaces "New York" under "State Specific Information" in "Appendix E":

NEW YORK

Special Considerations Relating to New York

The Fund will have considerable investments in New York municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by: (1) amendments to the New York Constitution and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State of New York, its public authorities, and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New York issuers’ efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers’ ability to pay interest on, and repay principal of, New York municipal obligations. Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York (“State”) and the City of New York (“City”), and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in State municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in State municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the information recorded here primarily is based on the economic and budget forecasts and economic risks found in certain 2011 publications issued by the State, the City and the Metropolitan Transportation Authority (“MTA”) that were published on or before May 24, 2011. The accuracy and completeness of the information in those reports have not been independently verified. Since the time of those publications, there may be significant changes in circumstances altering the economic and budget predictions found in those publications.

In addition, it is important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Economy

The State has a diverse economy with a relatively large share of the nation’s financial activities, information and employment in health services and education, but a rather small share of the nation’s farming and mining activity. The State has the third highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State’s economy differ from those of the national economy. Tourism comprises a significant part of the economy. The State’s location, airport facilities and natural harbors have made it an essential link in international commerce. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.

The U.S. recovery is expected to continue to gain strength following a weak first quarter, but the U.S. economic recovery still faces significant risks. The most recent data indicate that extreme winter weather and surging energy prices had a substantial impact on U.S. economic activity in the first calendar year quarter of 2011. The national economy grew 1.8 percent in the first quarter, with real household and private business spending weakening substantially compared to the fourth quarter of 2010. Although demand appears to have recovered in March, growth in the second and third quarters is expected to continue to be affected by the continued political instability in the Middle East and volatile energy prices. Real U.S. Gross Domestic Product (GDP) is projected to grow 2.9 percent for calendar year 2011, approximately the same level of growth as in calendar year 2010. The national economy is expected to add approximately 2.5 million jobs in 2011, representing annual growth of 1.3 percent. Personal income is projected to grow 5.2 percent for 2011, with its largest component, wages and salaries, projected to grow by 4.3 percent.

Over the three months from February through April 2011, the daily spot price of domestically produced oil (as represented by West Texas Intermediate Crude) rose 27 percent, while the price of foreign oil rose even faster. Over the same period, the average weekly price of unleaded gasoline was up 27 percent and was fast approaching its historical high, set in July 2008. Since April, energy prices have been on a decline, but with the ongoing turmoil in the Middle East, energy prices are likely to continue to be volatile. Annualized quarterly inflation, as represented by growth in the Consumer Price Index (“CPI”), grew from 2.6 percent in the fourth quarter of 2010 to 5.2 percent in the first quarter of 2011. Core inflation, which excludes the volatile food and energy components, also grew from 0.6 percent to 1.7 percent during this time period. The State Department of Budget (“DOB”) is projecting 2011 inflation of 2.7 percent.

Despite mounting inflationary pressure, the Federal Reserve is still expected to complete its $600 billion long-run asset purchase program, popularly referred to as QE2, by the end of June as scheduled, and to start to increase short-term interest rates above zero-percent before the end of 2011. The 10-year Treasury yield is expected to average 3.7 percent in 2011. The outlook for corporate profits and equity markets remains favorable, as the corporate sector continues to reap the benefits of low interest rates and global economic growth.

Inflation, especially with respect to energy prices in particular, is the biggest risk to the national economic forecast in 2011. Continued political instability in several major oil-exporting nations increases the risk of an extended period of high oil and gasoline prices. Higher energy prices serve as an effective tax on corporate and consumer spending, and can be expected to result in lower spending in other areas. Moreover, supply disruptions due to the fallout from the earthquake and tsunami in Japan could be more extensive than currently anticipated. These developments could inhibit the pace of job growth relative to current projections and impede the recovery in consumer spending from a relatively weak first quarter. Real estate prices remain high, offering no relief from these impediments on consumer spending. Reduced consumer spending and weaker job growth could both add to fiscal constraints already faced by state and local governments, with no relief from property prices on the horizon. Conversely, a sudden resolution of the turmoil in the Middle East, accompanied by faster global growth than projected, could result in stronger growth than is reflected in this forecast.

In contrast to that of the nation, the pace of New York's economic recovery continues to exceed expectations. The downstate economy has been supported by the continued improvement of the financial sector, while New York’s tourism and export industries are benefiting from a weak dollar. Total State employment growth of 0.7 percent is projected for 2011, with private sector employment growth expected to be 1.3 percent. Wage growth of 3.8 percent is projected for 2011.

All of the risks to the national economic forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility present a significant level of uncertainty for New York. In addition, with Wall Street still adjusting compensation practices in the aftermath of financial reform legislation, the timing of cash bonus payouts has become much less predictable, making inference from past patterns less certain. A weaker labor market than projected could result in lower wages and, consequently, weaker household consumption. In addition, if financial and real estate markets are weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects would have an effect on the entire State economy, depressing both employment and wage growth. Conversely, stronger national and global economic growth, or a stronger upturn in stock prices, along with a greater volume of merger and acquisition and other Wall Street deal activity, could result in higher wage and bonuses growth than projected.

There can be no assurance that the State economy will not experience results worse than those predicted in the 2011-12 fiscal year (April 1, 2011 through March 31, 2012) or subsequent fiscal years, with related material and adverse effects on the State’s estimates of receipts and disbursements.

State Budget

Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year. The Executive Budget is required to be balanced on a cash basis and that is the primary focus of the DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements and the GAAP modified accrual basis, showing revenues and expenditures. DOB published the Enacted Budget Financial Plan dated May 6, 2011 (the “Financial Plan”) based on the Governor’s executive budget as modified and adopted by the State Legislature. The State financial results, as described below, are calculated on a cash accounting basis. The GAAP projections for the State’s budget can be obtained from the DOB.

The State’s fiscal year for 2011-12 ends on March 31, 2012. (The State’s fiscal year for 2012-2013 will run from April 1, 2012 to March 31, 2013.) All Government Funds receipts are projected to be $131.7 billion in 2011-12, a decrease of 1.2% from 2010-11. All Government Funds spending is projected to be $131.7 billion in 2011-12, a decrease of $3.1 billion or 2.3% from 2010-11. The major sources of all Government Funds spending include among other things: school aid, Medicaid, transportation, social services, State employee fringe benefits, state operations, debt service and capital projects.

The DOB projects a closing balance in the State’s largest and principal operating fund, the General Fund, of $1.7 billion at the end of the 2011-12 fiscal year, assuming current expected budget gaps can be closed without the use of existing reserves. (See important disclosure regarding closure of the projected budget gaps in the General Fund Outyear Budget Gap Projections and the Other Considerations sections of this Statement of Additional Information.) The balance consists of $1.0 billion in the Tax Stabilization Reserve Fund, $275 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund for litigation risks, $51 million in the Community Projects Fund (reflecting an expected $85 million disbursement during the fiscal year) to finance various initiatives of the state legislature and $346 million designated to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts through 2010-2011.

Total General Fund disbursements are projected to be approximately $56.9 billion recorded in 2011-12, an increase of nearly $1.6 billion or 2.8% from 2010-11 results. According to the Financial Plan, General Fund receipts in 2011-12 are expected to reach $57.3 billion, an increase of $2.9 billion, or 5.3 percent from 2010-11 receipts. All Government Funds spending, the broadest measure of State spending that includes State Operating Funds, capital spending and federal grants is projected to total $133.4 billion in 2011-12, decrease of $2.9 billion or 2.1 percent from 2010-11. According to the Financial Plan, all Government Fund receipts are projected to reach $131.7 billion, a decrease of $1.6 billion, or 1.2 percent, from 2010-11.

General Fund Outyear Budget Gap Projections

Before enactment of the 2011-12 budget, the State faced an estimated current-services budget gap of $10 billion for fiscal year 2011-12 and projected budget gaps in future years of $14.9 billion in 2012-13, $17.4 billion in 2013-14, and $20.9 billion in 2014-15. The Financial Plan closed the projected budget gap through a gap closing plan, and the DOB estimates that it reduces future budget gaps to $2.4 billion in 2012-13, $2.8 billion in 2013-14, and $4.6 billion in 2014-15. The projected budget gaps for 2013-14 and 2014-15 will be materially affected by the level of recurring actions ultimately approved to balance the 2012-13 fiscal year. The combined four-year gap projected for fiscal years 2011-12 through 2014-15 totals approximately $9.8 billion after Financial Plan budget reduction recommendations.

The budget gap forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity.

Other Considerations

Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the Financial Plan. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. It is also necessarily based upon forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.

There are numerous uncertainties and risks that could affect the Financial Plan, including recent events in Japan and political turmoil in the Middle East, that could have a significant impact on consumer confidence, oil supplies and oil prices. Moreover, Federal statutory and regulatory changes in the financial sector (including changes to compensation packages), interest rate policy changes, real estate market fluctuations consumer spending and State tax collections are all uncertain factors affecting the Financial Plan. Other uncertainties and risks that could affect the Financial Plan, include but are not limited to: the potential for State employees wage increases to exceed the projected annual wage costs; successful negotiations with State employee unions over benefits and wage changes, the extent to which projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions are realized; the Federal government’s willingness and ability to provide the aid reflected in the Financial Plan; the ability of the State reduce costs, including operating expenses, as planned, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets and receipt of expected levels of Federal funding aid for health care, education, transportation and other governmental purposes. The projections and assumptions contained in the Financial Plan are subject to State revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions the State expects to be taken but which are not within the State's control, will be realized.

There is also a risk that projected outyear budget gaps will increase materially from current projected levels which would require the State to take additional gap-closing actions. For example, the Financial Plan expects to use available statutory tools to implement the Medicaid cost controls assumed in the gap-closing plan. However, there can be no assurance that these controls will be sufficient to achieve the level of gap-closing savings anticipated in fiscal year 2011-12 or limit the rate of annual growth in spending by Department of Health State Funds Medicaid to its projected level of approximately 4 percent annually over the plan period. Variances in annual growth can result in significant spending increases and gap closing savings in future years are dependent on Federal government approval, regulatory changes (as appropriate) and a working relationship with the health care industry.

The Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels projected in the Financial Plan; and

the success of cost-savings measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently anticipated and statutory or regulatory constraints on planned cost savings-measures.

The Financial Plan authorizes the General Fund to temporarily borrow resources from other funds in the State’s short-term investment pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter. The General Fund used this authorization to meet certain payment obligations in May, June, September, November, and December 2010, and April 2011. DOB expects that the General Fund will continue to rely on this temporary borrowing authority at times during fiscal year 2011-12, with relatively low balances expected during the first half of the fiscal year. DOB will continue to monitor and manage the State’s cash position closely during the fiscal year in an effort to maintain adequate operating balances.

The fiscal year 2011-12 Financial Plan includes a reserve of $346 million to cover the costs of a pattern settlement with all unions that have not agreed to contracts for fiscal year 2007-08 through fiscal year 2010-11. The pattern is based on the terms agreed to by the State’s largest unions for this period. There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Financial Plan. An additional risk is the potential cost of salary increases for judges which could occur in fiscal year 2012-13 and beyond as a result of the actions of a statutorily authorized judicial compensation commission. The Financial Plan does not include any costs for potential general wage increases after the current labor agreements expire or for salary increases for judges.

State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and processes. The proceeds of such conversions must be used by the State for health-care-related expenses included in the HCRA account. The Financial Plan assumes the State will receive no proceeds from a health care conversion during the current fiscal year, but expects to receive approximately $250 million annually in future years. If no conversion occurs as assumed in the Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA disbursements.

The Financial Plan may be adversely affected by actions taken by the Federal government, including audits, disallowances, changes in aid levels and changes to Medicaid rules. For example, all Medicaid claims are subject to audit and review by the Federal government. Recently, the Federal Centers for Medicare and Medicaid Services (“CMS”) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities. Although no official audit has commenced and the State believes that the rates paid for these services are done in accordance with the approved state plan and all applicable Federal regulations, any adverse action by CMS relative to these claims could jeopardize a significant amount of Federal Medicaid participation in this program. The State has begun the process of seeking CMS approval to proceed with the development of a new demonstration waiver to create a contemporary and sustainable system of service funding and delivery for individuals with developmental disabilities. In addition, the Financial Plan assumes a Medicaid rate increase in fiscal year 2011-12 to cover the cost of continuing to provide services to individuals residing in State Development Centers.

Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 (“Debt Reform Act”) based on the updated forecasts in the Financial Plan. The available room under the debt outstanding cap is expected to decline, however, from $5.0 billion in 2010-11 to $1.1 billion in 2013-14. The estimates do not include the potential impact of new capital spending that may be authorized in future budgets or efforts to curtail existing bonded programs. Measures to further adjust capital spending and debt financing practices are expected to be taken as needed to stay within the statutory limitations.

The United States Congress often considers making changes to the Internal Revenue Code of 1986, as amended. Since the State uses federal taxable income as the starting point for calculating taxable income, such changes in federal law could adversely impact State tax revenues. There can be no assurance that receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and the gaps projected for future years will not increase materially from the projections set forth in the Financial Plan. In addition in recent years the State has made substantial reductions in planned spending. However, large budget gaps are still projected for future years.

Recent State Fiscal Years

The DOB has reported that the General Fund ended the 2010-11 fiscal year with the following unaudited results on a cash basis. The State ended the 2010-11 fiscal year in balance. Total receipts, including transfers from other funds, were $54.4 billion. Disbursements, including transfers to other funds, totaled $55.4 billion. The General Fund ended the fiscal year with a balance of $1.38 billion, which consisted of $1.2 billion in the State’s rainy day reserves, $21 million in the Contingency Reserve Fund (to guard against litigation risks), $136 million in the Community Projects Fund and $13 million in an undesignated fund balance. The closing balance in the General Fund was $926 million lower than the closing balance for 2009-10. This reflects the planned use of a fund balance to pay for expenses deferred from 2009-10 into 2010-11.

State Debt

Included in state financing activities are State-supported debt and State-related debt. State-supported debt includes general obligation debt approved by the voters and debt issued on behalf of the State by public authorities, obligating the State to pay debt service, subject to appropriation. These include long term obligations issued by the Local Government Assistance Corporation Program (“LGAC”) and State Personal Income Tax Revenue Bond Financing (“State PIT Revenue Bonds”) issued by certain State Authorities. State-related debt is a broader measure that includes State-supported debt, as well as State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, and State appropriations are available, but typically not expected to be needed, to make payments.

The LGAC is a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation enacting the issuance of State Pit Revenue Bonds provides that 25% of State personal income tax (“PIT”) receipts, excluding refunds owed to taxpayers, must be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the STAR Fund. Additionally, legislation enacted in fiscal year 2009-10 and extended through fiscal year 2012-13 permits the Dormitory Authority of the State of New York and the Urban Development Corporation to issue State PIT Revenue Bonds for any authorized purpose. Prior to this time, State law required that State PIT Revenue Bonds sold for capital purposes had to be sold through specific issuers, creating coordination difficulties in scheduling sales and reimbursing capital disbursements on a timely basis. This has enabled the State to improve the scheduling and sizing of State PIT Revenue Bond sales, produced savings through efficiencies in bond pricing, and lowered overall administrative costs.

As of March 31, 2011, the State had approximately $3.5 billion outstanding in general obligation debt, $12.3 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $21.0 billion in State PIT Revenue Bonds, $11.5 billion in other revenue bonds, $3.3 billion in debt from the Local Government Assistance Corporation, $3.6 billion outstanding in contingent-contractual obligation financings, $25 million in moral obligations financing, $23 million in State guaranteed debt and $812 million in other State financings. The Financial Plan projects the following new debt issuances for 2011-12: $461 million in general obligation bonds will be issued; $1.0 billion in issuances by the Thruway Authority to finance capital projects for transportation; $236 million in SUNY Dormitory Facilities Revenue Bonds; $417 million in Mental Health Facilities Improvement Revenue Bonds to finance mental health facilities capital projects; and $3.8 billion in State PIT Revenue Bonds to finance various capital programs.

Total State-related debt is projected to increase from $55.6 billion in 2010-11 to $57.9 billion in 2011-12. Total State-related debt service costs as a percent of all governmental funds receipts is estimated to be 4.9 percent in fiscal year 2011-12. The estimated debt service on State-related debt for the 2011-12 fiscal year is expected to be approximately $6.3 billion. Total State-supported debt is projected to increase from $51.6 billion in 2010-11 to $54.3 billion in 2011-12. The estimated debt service on State-supported debt for the 2011-12 fiscal year is expected to be approximately $5.9 billion. The estimated debt service on State-supported debt for the 2012-13 fiscal year is expected to be approximately $6.3 billion. New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act. This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years. Total State-supported debt service costs as a percent of total governmental funds receipts is estimated to be 2.7 percent in fiscal year 2011-12 with respect to debt service subject to the Debt Reform Act caps.

The State’s outstanding General Obligation bonds were rated AA with a stable outlook by S&P as of March 21, 2011, AA with a stable outlook by Fitch as of March 31, 2011 and Aa2 with a stable outlook by Moody’s as of June 17, 2011. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation

The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced Financial Plan. The State believes that the proposed Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Financial Plan. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material. The State generally only deems a monetary claim to be material if it exceeds $100 million. Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.

There are a number of suits pending against the State by Indian tribes that claim Indian land was taken illegally by the State. The disputed portions of land in these suits range from 15,000 acres to a strip of land varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The remedies sought in these suits include among other things assertions of a possessory interest in the land, ejectment, claims seeking the difference between the amount paid for the lands and the fair market value of the lands at the time of the transaction, monetary damages and prejudgment interest. Taken together two significant decisions rendered by the Supreme Court and the Second Circuit Court of Appeals in City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006) made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. Plaintiffs and the United States have petitioned the United States Supreme Court to review the decision of the Second Circuit. See Oneida Indian Nation of New York et al. v. State of New York. Some of the pending major cases that involve Indian claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al.; and The Onondaga Nation v. The State of New York, et al (NDNY); Shinnecock Indian Nation v. State of New York, et al. (EDNY).

In addition, there is a Second Circuit appeal and a nationwide arbitration proceeding pending against the State involving the 1998 Tobacco Master Settlement Agreement (“MSA”) between tobacco manufacturers who are party to the MSA (“PMs”) and 46 settling states (including the State), plus some territories and the District of Columbia (collectively the “Settling States”). Under the MSA, the PMs pay the Settling States each year in perpetuity a base payment to compensate for economic harm to the Settling States for smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. The State’s allocable share of the total payment is about 12.8% of the total, or approximately $800 million on an annual basis. The Second Circuit appeal against the State related to the MSA involve a case in which cigarette importers claimed, among other things, (1) violations of the Commerce Clause of the U.S. Constitution, (2) the establishment of an “output cartel” in conflict with the Sherman Act, and (3) selective non-enforcement of the laws on Native American reservations in contradiction of the Equal Protection Clause of the U.S. Constitution. On March 22, 2011, the District Court denied plaintiff’s summary judgment motion and granted defendants’ motions for summary judgment dismissing the complaint. Plaintiff has moved before the District Court to amend the Findings and Judgment pursuant to FRCP59(e) and appealed the District Court’s decision to the Second Circuit. See Grand River Ent. v. King. In the nationwide arbitration proceeding against the State, the PMs allege violations of the terms of the MSA by the Settling States (except for Montana) for 2003 with respect to their treatment of tobacco manufacturers who are not party to the MSA. Any such claims for years prior to 2003 were settled in 2003. The PMs are making the identical claim for 2004-2006, but none of those years are currently in arbitration. The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims, where the PMs seek a downward adjustment of the payment due in that year which would serve as a credit against future payments, does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. The parties are currently engaged in discovery.

On July 17, 2008, Weaver v. State of New York was filed in the New York State Court of Claims. The claimant alleges that executive directors of Office of Mental Health facilities have improperly received and applied benefits that were due to patients and former patients. The named claimant sought certification of a class, as well as benefits on her own behalf. The State’s motion to dismiss the class action claim was granted in early 2010 by the Court of Claims. The Appellate Division, Second Department, affirmed the decision of the Court of Claims on March 8, 2011. On September 27, 2010, the Court of Claims (Ruderman, J.), granted the State’s motion for summary judgment against the individual claims and dismissed them. Claimants served a notice of appeal on November 23, 2010.

In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed suit in the Supreme Court, Albany County, asking the court to enjoin certain expenditures of State funds and declare them to be illegal under the State Constitution. Plaintiffs specifically claim that the State budget appropriates funds for grants to private corporations, allegedly in violation of Article VII, § 8, paragraph 1 of the Constitution. The plaintiffs also claim that because the State budget provides, in part, that some appropriated funds will be used “in accordance with a memorandum of understanding entered into between the governor, majority leader of the senate and the speaker of the assembly, or their designees,” the Senate and Assembly have “improperly delegated their legislative powers” in violation of Article VII, § 7 of the State Constitution. Plaintiffs’ complaint names as additional defendants certain public authorities and private corporations that are alleged to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. The Supreme Court, Albany County, in a decision and order dated February 27, 2009, granted the motion to dismiss the complaint, finding no violation of either Article VII, § 7 or Article VII, § 8. By order dated June 24, 2010, the Appellate Division (Third Department), on appeal, reversed the lower court’s order with respect to the dismissal of the first cause of action, and remitted the matter to the Supreme Court for further proceedings. Subsequently, the Appellate Division granted the defendants’ motion for leave to appeal to the Court of Appeals on the question of whether the Appellate Division erred by reversing the dismissal of the plaintiffs’ cause of action under Article VII, § 8. The case is fully briefed and is scheduled to be argued on October 12, 2011.

The plaintiffs in Hampton Transportation Ventures, Inc. et al. v. Silver et al. (Sup. Ct., Suffolk Co.) and other similar cases, including William Floyd Union Free School District v. State (Sup. Ct., Suffolk Co.), Town of Brookhaven v. Silver, et al (Sup. Ct., Suffolk Co.), Town of Southampton and Town of Southold v. Silver (Sup. Ct. Suffolk Co.), Town of Huntington v. Silver (Sup. Ct. Suffolk Co.), Town of Smithtown v. Silver (Sup. Ct. Suffolk Co.), Mangano v. Silver (Sup. Ct. Nassau Co) and Vanderhoef v. Silver (now in Sup.

Ct. Albany Co), plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 25, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is passed to the Metropolitan Transportation Authority. In addition, plaintiffs demand a judgment declaring that enactment of chapter 25 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. A number of additional towns and a village in various counties, Suffolk County and the Orange County Chamber of Commerce have joined the Mangano case as plaintiffs. Defendants in each of the cases have moved to change the venue of their respective cases to Albany County or New York County and the venue has changed in most of the cases. The plaintiffs in the Huntington and Hampton cases have appealed from the orders changing venue. In Vanderhoef, Huntington, Floyd, Brookhaven and Southampton/Southold, the defendants have moved for judgment in their favor.

Plaintiffs in Becker et al. v. Paterson et al. (Sup. Ct., Albany Co.) seek a judgment declaring that the governor’s determination to delay payment of school aid due by statute on December 15, 2009, violated State constitutional provisions concerning, among other things, the separation of powers doctrine. The funds at issue have been released since the filing of the case. After a February 3, 2010 court conference to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the funds at issue. Cross motions for summary judgment were filed and the motions were argued on June 24, 2010. In a second case involving the parties (Becker et al. v. Paterson (Sup. Ct., Albany Co.)),plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid from March 31, 2010 to June 1, 2010, also violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue have also been released. Cross motions for summary judgment were filed. On January 14, 2011, the Court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions. On February 25, 2011, plaintiffs appealed to the Appellate Division, Third Department.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State's motion to dismiss the action. The State appealed this denial to the Appellate Division, Third Department. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals.

In Oneida Indian Nation of New York v. Paterson, et al. and four consolidated cases, the tribal plaintiffs seek declaratory judgments that their rights under Federal law have been violated by Chapters 134 and 136 of the Laws of 2010, which amended the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members and enjoining the State from enforcing those laws. The District Court for the Western District of New York rejected plaintiffs’ motions for preliminary injunctions in four of the five cases, but granted a stay of enforcement pending plaintiffs’ appeal. Plaintiff’s motion for a preliminary injunction was granted by the District Court for the Northern District of New York in the fifth case. The Second Circuit Court of Appeals affirmed the Western District’s orders on May 9, 2011, which denied the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion.

In Day Wholesale Inc., et al. v. State, et al. (Sup. Ct., Erie Co.), plaintiffs are challenging, and attempting to enjoin, the collection of taxes on cigarettes sold to or by reservation retailers. The Supreme Court, Erie County, On August 31, 2010, vacated two prior of its preliminary injunctions barring the collection of such taxes until defendants took various steps to comply with prior law. Plaintiffs’ motion for a preliminary injunction enjoining enforcement of the provisions of Chapters 134 and 186 of the Laws of 2010 was also denied by the Court. The plaintiffs appealed. On September 14, 2010 the Appellate Division, Fourth Department denied plaintiffs’ motion for a preliminary injunction pending appeal.

The Seneca Nation of Indians commenced Seneca Nation of Indians v. State of New York, et al., on February 10, 2011, in Supreme Court, Erie County, to challenge regulations implementing a statutory voucher system proposed to allow the State to collect taxes on sales of cigarettes on Indian reservations. Plaintiffs seek a judgment enjoining enforcement of both the regulations and the statutory provisions authorizing the voucher system and also declaring the regulations void. The Supreme Court, Erie County, on May 10, 2011, issued a temporary restraining order that temporarily prohibited the implementation, administration, and enforcement of the voucher system, pending a hearing and determination of plaintiff’s motion for a preliminary injunction.

In Gyrodine v. State of New York (Court of Claims), claimant is seeking damages under the Eminent Domain Procedures Law with respect to the appropriation by the State of 245 acres of land related to the expansion of SUNY Stony Brook. On June 21, 2010, the Court of Claims awarded claimant compensation of $125 million. The State appealed from the decision on September 13, 2010. The appeal is pending.

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. The State filed its answer on May 4, 2010. On June 9, 2010, the State filed a motion for summary judgment. Plaintiffs have filed a motion for permission to conduct discovery prior to responding to the State’s motion for summary judgment. Plaintiffs’ motion for permission to conduct discovery before responding to the State’s motion for summary judgment was granted on March 10, 2011. Since then, Plaintiffs have filed an amended complaint adding challenges to assessments issued after this action commenced and the State has withdrawn its motion for summary judgment without prejudice. Now, the State must file an answer to the amended complaint and respond to a discovery demand.

In Watson v. State (Court of Claims) plaintiffs seek damages stemming from an automobile accident in which four family members suffered injuries. The Court of Claims, on February 2, 2010, granted summary judgment on the issue of liability in favor of plaintiffs. The Parties reached a settlement on all claims on February 8, 2011 for a total of $19 million. Infant compromise and Surrogate’s Court proceedings must be scheduled before the matter can be closed.

State Retirement Systems

The State and Local Retirement Systems (“Systems”) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $176.6 billion on April 1, 2009 to $186.8 billion (including $75.6 billion for current retirees and beneficiaries) on April 1, 2010, and the net assets available for benefits as of March 31, 2010 were $134.2 billion (including $2.6 billion in receivables). Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions. The investment losses experienced in fiscal year 2009 have negatively impacted the value of assets held for the Systems. The effect of the loss is spread over a 5-year period by the current actuarial smoothing method. Consequently, contribution rates have increased for fiscal year 2010-11 and fiscal year 2011-12 and further increases are anticipated for fiscal year 2012-13 through fiscal year 2014-15. The amount of such future increases will partly depend on the pension fund’s value as of each April 1, and also on the present value of the expected benefits to be paid by the pension fund as of each April 1. Final contribution rates for fiscal year 2011-12 were released in early September 2010. The average Employees’ Retirement System rate increased from 11.9 percent of salary in fiscal year 2010-11 to 16.3 percent of salary in fiscal year 2011-12, while the average Police and Fire Retirement System rate increased from 18.2 percent of salary in fiscal year 2010-11 to 21.6 percent of salary in fiscal year 2011-12. The contribution rates for fiscal year 2011-12 reflect the System's Actuary's recommendations based on the five-year review of actuarial assumptions required by law, including a decrease in the assumed investment rate of return from 8 percent to 7.5 percent.

Authorities

Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public authorities (“Authorities”), including those which finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to certain Authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public Authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Not surprisingly, the State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations. As of December 31, 2010, there were 17 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $161 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority

In February 2011, the MTA released the MTA 2011 Adopted Budget – February Financial Plan 2011- 2014 (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. Following a significant upheaval to the MTA’s financial condition in late 2009 and early 2010, the MTA’s financial resources and situation remain stressed. The MTA Plan reflects the MTA’s response of seeking greater operational efficiency and additional cost saving initiatives. The MTA Plan includes ending cash balances of $2 million in 2010 and $3 million in 2011. Deficits are projected for 2012, 2013 and 2014 of $247 million, $37 million and $482 million, respectively.

The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.

New York City

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. For its normal operations, the City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.

The City economy is in the midst of a broad based recovery as nearly every sector of the economy has improved over the past year. The City’s growth depends partly on the performance of Wall Street, which generated the second best year of profits in history. Profitability on Wall Street is projected to decrease, however, in 2011 and 2012. In addition, proprietary trading gains are projected to decline due to stricter financial regulation and interest rates are expected to increase gradually in 2012. The reduced revenues are anticipated to result in limited new hiring on Wall Street and a slight decrease in bonuses. Consequently, securities sector wage earnings are expected to stabilize in 2011 and 2012. Thus, it is likely that the City’s recovery will remain modest as the national economic recovery loses momentum and Wall Street profitability slows.

Success on Wall Street and the gradual improvement in the national economy has increased growth in the professional and business services sector, which added jobs since the beginning of the recovery and is expected to expand with average growth of 14,000 jobs per year from 2011-2015. In addition, the information sector is projected to add 4,000 jobs in 2011 and 2,000 in 2012, although employment levels are expected to remain far below the dot-com peak. The City’s tourism industry continued to perform well in 2010, booking its best year in history, welcoming 48.7 million visitors to the City. The leisure and hospitality industry will continue to set record highs in employment, but hiring is expected to occur at a slower pace, with only 6,000 jobs added on average from 2011-2015 after gaining 11,000 jobs in 2010. Retail trade added 10,000 jobs in 2010, but is projected to gain an average of only 3,000 jobs per year through the end of 2015. Overall, private employment in the City is expected to grow 1.2% in 2011 after a 0.7% rise in 2010. The modest increase of 1.2% is projected to continue from 2012-2015.

Due to an increase in office-using employment, commercial vacancy rates fell to under 11% by the end of the first quarter of 2011, from a high of 12.5% in the first quarter of 2010. Stable employment growth will create additional demand for office space in 2011 to 2013 and increased asking rents. Thus, during that period, vacancy rates are expected to improve to below 9% and asking rents are expected to rise by 4.5% each year. Subsequently, however, increased supply (due in part, for example, by the completion of over 4 million square feet in the World Trade Center) will probably pressure the market, moving vacancy rates upward and causing asking rent appreciation to pause.

On the other hand, the residential real estate market had an inconsistent year in 2010. Total residential transactions in the City decreased 11% and 25% year-over-year in the third and fourth quarters of 2010, respectively, and are expected to decline 12% in 2011, and increase slowly subsequently. Similarly, prices will continue their downward trend in 2011 and 2012, and recover gradually in the following years. These conditions have taken a toll on new construction activity. As a result of excess building during the boom years, permit activity will be muted for the foreseeable future, which does not bode well for construction employment. The construction industry lost 21,000 jobs from 2008-2010 and is expected to lose 8,000 more jobs in 2011 and another 1,000 jobs in 2012.

Concerns remain concerning the path of the City’s economic recovery. Tension in the Middle East resulting in increased oil prices, potential unknown long-term impacts from the earthquake in Japan, higher interest rates and underwhelming U.S. growth can adversely affect the City economy. Assumptions for continued profitability on Wall Street are based on continued stability and the Federal Reserve’s ability to fend off inflation, among other things. In addition, the serious fiscal conditions of the State could further negatively impact the City’s economy.

The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

New York City Financial Plan

On May 5, 2011, the City released its Fiscal Year 2012 Executive Budget and Four Year Financial Plan for Fiscal Years 2012-15 (the “City Plan”). The City Plan’s projected revenues and expenditures for the 2012 fiscal year are balanced, in accordance with GAAP. However, the City Plan project gaps of $4.8 billion, $5.1 billion and $5.3 billion for fiscal years 2013, 2014 and 2015, respectively. The City Plan estimates that total revenues for 2012 will be $65.7 billion and the City Plan estimates that total revenues for each of the gap out years will be approximately $66.9 billion in 2013, $68.2 billion in 2014 and $70.1 billion in 2015.

The staffs of the New York State Financial Control Board (“FCB”), Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”) issue periodic reports on the City’s financial plans.

Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

New York City Financing Program

Successful execution of the City Plan depends upon the City’s ability to market its securities successfully. The City’s program for financing capital projects for fiscal years 2011 through 2015 projects $35 billion of long-term borrowing to support the City’s current capital program. Given the expanded New York City Transitional Finance Authority (“TFA”) issuance capacity of debt supported by personal income tax (“PIT”) for general capital purposes, the portion of the capital program not financed by the New York City Municipal Water Finance Authority (“NYW”) will be split between General Obligation (“GO”) bonds of the City and the TFA.

Presently, the debt service for the City, TFA (excluding Building Aid Revenue Bonds (BARBS)) and City conduit debt, not including the effect of pre-payments, is 7.6 percent of the City’s total budgeted revenues in 2011. That ratio is expected to increase to 10.4 percent in 2015. As a percentage of tax revenues, the debt service ratio is 12.6 percent in 2011 and is anticipated to grow to 15.7 percent in 2015.

The City’s total debt outstanding for fiscal year 2011 issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt is expected to be approximately $64.4 billion and another $27.1 billion in Water Authority Bonds. The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.

In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

The City’s outstanding GO bonds were rated AA with a stable outlook by S&P as of June 6, 2011, AA with a stable outlook by Fitch as of June 21, 2011 and Aa2 with a stable outlook by Moody’s as of June 22, 2011. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s GO bonds.

Other Localities

Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. Not included in the projections of the State’s receipts and disbursements for the State’s 2011-12 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

Local governments must respond to changing political, economic and financial influences over which they have little or no control. These changes may negatively affect the financial condition of certain local governments. For example, the State or Federal government may end or cut its funding of various local programs or deny certain claims in which case local governments would need to use their own resources to fund such expenditures. Specifically, the anticipated loss of temporary Federal stimulus funding in 2011 will adversely impact counties and school districts in New York State. The State's cashflow issues have resulted in delays to the payment of State aid, and in some cases, have required localities to find other sources from which to borrow. Also, legislation is currently being considered that would cap property tax receipts of local governments. Such a cap would reduce property tax revenue available to local governments. Changes to sales tax distributions resulting from the 2010 Federal population census could also have a material impact on various local governments. At the end of the day, localities and local public authorities may experience significant financial difficulties that could put local access to the public credit markets at risk, which could adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unexpected problems as a result of certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems may also negatively affect localities and require requests for State assistance. These include declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2009 fiscal year, the total indebtedness for all localities in the State other than the City was approximately $41.1 billion. Included in this figure are bonds issued by the localities and certain debt guaranteed by the localities but excluded from the figure are capital lease obligations (for localities other than New York City), assets held in sinking funds and various amounts available for redemption of debt at the start of a fiscal year.

August 1, 2011